UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) July 2, 2018

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas		71601
(Address of principal executive offices)		(Zip Code)

(870) 541-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On July 2, 2018, Simmons First National Corporation (“Simmons” or the “Company”) delivered to its executive officers and directors (collectively, the “Covered Persons”) a notice under Rule 104(b)(2)(i) of Regulation BTR, pursuant to which Simmons has imposed a “blackout” period in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 (“SOX”) and the Securities and Exchange Commission regulations. The blackout period under the Simmons First National Corporation 401(k) Plan (the “Plan) is being imposed in connection with the change of the Plan’s recordkeeper from Great-West Life & Annuity Insurance Company (Empower Retirement) to Transamerica Retirement Solutions Corporation. During the Blackout Period, Plan participants will be unable to borrow or take distributions from their Plan accounts, or direct or diversify their Plan investments, including with respect to Simmons common stock.

Because a blackout period has been imposed under the Plan, beginning on Wednesday, August 1, 2018 at 4:00 p.m., CT, and ending during the week of August 26, 2018, the Company is imposing a SOX blackout period beginning on Wednesday, August 1, 2018 at 4:00 p.m., CT, and ending during the week beginning on August 26, 2018. Simmons will advise the Covered Persons when the SOX blackout period ends. Additionally, the Covered Persons may contact Transamerica at (888)-676-5512 (toll-free) to determine whether the blackout period is in effect. A copy of the BTR Notice is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

While the SOX blackout period is in effect, the Covered Persons (and their immediate family members who share their residence) should not, directly or indirectly, engage in any purchase, sale, transfer, acquisition, or disposition of any equity securities of the Company acquired in connection with service or employment as a director or executive officer. There are limited exclusions and exemptions from this rule.  For example, transactions that are executed pursuant to a properly adopted Rule 10b5-1 plan are exempt from the foregoing SOX blackout trading restrictions.  Further, the above prohibition is in addition to other restrictions on trading activity that the Company imposes on its executive officers and directors, including under the Company’s insider trading policy.

The Company received notice of the Plan blackouts required by the Employment Retirement Income Security Act of 1974 on July 2, 2018, and provided the SOX blackout notice to the Covered Persons on the same day.

If the Covered Persons have any questions pertaining to the notice or the SOX blackout period, they were directed to contact Patrick A. Burrow, General Counsel or George A. Makris, III, Assistant General Counsel, by mail at Simmons First National Corporation, 425 W. Capitol Avenue, Suite 1400, Little Rock, AR 72201, by email at pat.burrow@simmonsbank.com or george.a.makris@simmonsbank.com, or by telephone at (501) 558-3160 or (501) 558-3162.

Item 9.01 Exhibits

99.1	Notice of Blackout Period and Regulation BTR Trading Restrictions

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

Date: July 2, 2018	/s/ Robert A. Fehlman
Robert A. Fehlman, Senior Executive Vice President,
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Exhibit

99.1	Notice of Blackout Period and Regulation BTR Trading Restrictions